$125,000,000
                               ACTUANT CORPORATION
             2% CONVERTIBLE SENIOR SUBORDINATED DEBENTURES DUE 2023
                          REGISTRATION RIGHTS AGREEMENT



                                                               November 10, 2003
Wachovia Capital Markets, LLC
Goldman, Sachs & Co.
       c/o Wachovia Capital Markets, LLC
       One Wachovia Center
       301 South College Street
       Charlotte, North Carolina  28288-0604


Ladies and Gentlemen:

         Actuant Corporation, a Wisconsin corporation (the "Company"), proposes to issue and sell to Wachovia Capital Markets, LLC and Goldman, Sachs & Co. (the "Initial Purchasers"), upon the terms set forth in a purchase agreement among the Company and each of the subsidiaries of the Company as listed on Schedule A hereto (each a "Guarantor" and, collectively, the "Guarantors" and, together with the Company, the "Companies") and the Initial Purchasers dated as of November 5, 2003 (the "Purchase Agreement"), $125,000,000 aggregate principal amount, plus an option (the "Option") to purchase up to an additional $25,000,000 aggregate principal amount, of its 2% Convertible Senior Subordinated Debentures due 2023 (the "Debentures"). The Debentures will be issued pursuant to an Indenture, dated as of November 10, 2003 (the "Indenture"), among the Company, the Guarantors, as guarantors, and U.S. Bank National Association, trustee (the "Trustee"). The obligations of the Company under the Debentures and the Indenture will be fully and unconditionally guaranteed (the "Guarantees" and, together with the Debentures, the "Securities") on an unsecured, senior subordinated basis by the Guarantors pursuant to the terms of the Indenture. The Securities will be convertible into shares of Common Stock, at the conversion price set forth in the Indenture, as adjusted from time to time pursuant to the terms of the Indenture (the shares of Common Stock issuable upon conversion of the Securities, the "Underlying Common Stock"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Companies agree with the Initial Purchasers, for the benefit of
(i) the Initial Purchasers as Initial Purchasers and (ii) the beneficial owners (including the Initial Purchasers) from time to time of the Securities and of the Underlying Common Stock (each of the foregoing, a "Holder", and, collectively, the "Holders"), as follows:

                  1. Shelf Registration and Certain Definitions.

                  (a) The Companies shall prepare and file with the Securities and Exchange Commission (the "Commission") as soon as practicable but in no event later than 90 days (such 90th day being a "Filing Deadline") after November 10, 2003 (the "Closing Date"), a "shelf" registration statement on Form S-3 or on another appropriate form (the "Initial Shelf Registration Statement" and together with any Subsequent Shelf Registration Statement or New Shelf Registration Statement (each as defined below), including, in each case, the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statements, are herein collectively referred to as the "Shelf Registration Statement"), for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Securities Act") (the "Shelf Registration"), registering the resale from time to time by Holders thereof (who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement) of all of the Registrable Securities (as defined below) (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on an appropriate form under the Securities Act permitting registration of such Registrable Securities for resale by such Holders from time to time in accordance with the methods of distribution elected by the Holders of Registrable Securities and set forth in the Shelf Registration Statement. The Companies shall use their reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event within 180 days after the Closing Date (the "Effectiveness Deadline Date"), provided that if any Securities are issued upon exercise of the Option granted to the Initial Purchasers in the Purchase Agreement, and the date or dates on which such Securities are issued occurs after the Closing Date, the Companies will take such reasonable steps, prior to the effective date of the Initial Shelf Registration Statement, to ensure that such Securities issued upon exercise of the Option and the Underlying Common Stock are included in the Shelf Registration Statement on the same terms as the Securities, and the related Underlying Common Stock, issued on the Closing Date. The Companies shall use their reasonable best efforts to keep the Initial Shelf Registration Statement, or any Subsequent Shelf Registration Statement, continuously effective under the Securities Act to permit the prospectus, forming a part thereof, to be used lawfully by the Holders of the Registrable Securities, until the earliest of (i) the second anniversary of the date on which the Companies file the Shelf Registration Statement (or for such longer period if extended pursuant to Section 2(h) below), (ii) the date when all the Registrable Securities registered under the Shelf Registration Statement have been sold pursuant thereto or (iii) the date when all the Registrable Securities held by non-affiliates (as defined in Rule 144 under the Securities Act) are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act, or any successor rule thereof (such period, the "Effectiveness Period"). The Companies shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is required by applicable law. At the time the Initial Shelf Registration Statement is declared effective, each Holder of Registrable Securities who has provided the Company with a completed Notice and Questionnaire (as defined below) pursuant to Section 1(d) shall be named as a selling securityholder in the initial Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. Other than the Holders of Registrable Securities, none of the

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

securityholders of the Companies have the right to include securities of any of the Companies' in the Shelf Registration Statement.

                  (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder have been resold pursuant thereto or have otherwise ceased to be Registrable Securities or otherwise as provided in
Section 1(d)), the Companies shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Companies shall use their reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

                  (c) The Companies shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Companies for such Shelf Registration Statement, if required by the Securities Act or, to the extent to which the Companies do not reasonably object, as reasonably requested by (i) an Initial Purchaser in the event that it is participating in the Shelf Registration Statement or (ii) the Majority Holders.

                  (d) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and the related prospectus, it will do so only in accordance with this
Section 1(d) and Section 2(g). Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and the related prospectus, such Holder agrees to deliver a Notice and Questionnaire to the Companies. At the time the Shelf Registration Statement is declared effective, each Holder who has provided the Companies with an appropriately completed Notice and Questionnaire (as defined below), on or prior to the date five Business Days prior to such time of effectiveness, and who holds Registrable Securities shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. From and after the date the Initial Shelf Registration Statement is declared effective, the Companies shall, as promptly as practicable, and in any event no later than ten Business Days after the date a completed Notice and Questionnaire and other information as may have been reasonably requested by the Companies is delivered to the Company, as required by applicable law, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act or, if required by applicable law upon advice of counsel, prepare and file a new Shelf Registration Statement combining, pursuant to Rule 429 under the Securities Act (or any successor rule), the information contained in the prospectus forming part of the existing Shelf Registration Statement (which may be the Initial Shelf Registration

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

Statement or any Subsequent Shelf Registration Statement) and the prospectus forming part of such new Shelf Registration Statement (for purposes of this Section 1(d), this new Shelf Registration Statement is referred to as the "New Shelf Registration Statement") so that the Holder of Registrable Securities that has delivered such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and the related prospectus in such a manner as to permit the Holder to deliver a prospectus relating to an effective Registration Statement to purchasers of the Registrable Securities in accordance with applicable law. If the Companies, upon the advice of counsel, file a post-effective amendment to the Shelf Registration Statement or a New Shelf Registration Statement, they shall use their reasonable best efforts to cause such post-effective amendment or such New Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is 60 days after the date any completed Notice and Questionnaire is delivered to the Company (the "Amendment Effectiveness Deadline"), provided that the Amendment Effectiveness Deadline shall be extended by 10 Business Days from the expiration of a Deferral Period (as defined below) if such Deferral Period is in effect on the Amendment Effectiveness Deadline; provided, further, that if under applicable law the Companies have more than one option as to the type or manner of making any such filing referred to in this
Section 1(d), it will make the required filing or filings of a type or in the manner that is reasonably expected to result in the earliest availability of a prospectus necessary for effecting resales of Registrable Securities. The Companies shall also (i) provide any Notice Holder with copies of any documents filed pursuant to this Section 1(d) and (ii) notify any Notice Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment or such New Shelf Registration Statement filed pursuant to this Section 1(d). If a Holder of Registrable Securities delivers a Notice and Questionnaire during a Deferral Period, the Companies shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth above upon expiration of the Deferral Period. Notwithstanding anything contained herein to the contrary, the Companies shall be under no obligation to name any Holder that has not submitted a Notice and Questionnaire to the Company as a selling securityholder in any Shelf Registration Statement or related prospectus.

                  (e) Notwithstanding any other provisions of this Agreement to the contrary, the Companies shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement and as of the date of filing any prospectus amendment or supplement, as applicable, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) As used in this Agreement, the following terms shall have the following meanings:

                  "Applicable Conversion Price" as of any date of determination means the Conversion Price (as defined in the Indenture) in effect as of such date of determination or, if no Securities are then outstanding, the Conversion Price that would be in effect were Securities outstanding on such date.

                  "Business Day" has the meaning set forth in the Indenture.

                  "Common Stock" means the shares of Class A common stock, $0.20 par value per share, of the Company and any other shares of common stock as may constitute Common Stock for purposes of the Indenture, including the Underlying Common Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Majority Holders" means the Holders of Registrable Securities that hold a majority of the then outstanding aggregate principal amount of Securities registered under a Shelf Registration Statement, provided that holders of Underlying Common Stock shall, for purposes of this definition, be deemed to be holders of the aggregate principal amount of Securities from which such Common Stock was converted, and provided further that Securities or Underlying Common Stock which have been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.

                  "Notice and Questionnaire" means the Selling Securityholder Notice and Questionnaire substantially in the form of Exhibit A hereto.

                  "Notice Holder" means, on any date, any Holder that has delivered a fully completed and executed Notice and Questionnaire to the Company on or prior to such date and holds Registrable Securities as of such date.

                  "Registrable Securities" means the Securities, until such Securities have been converted into or exchanged for the Underlying Common Stock and, at all times subsequent to any such conversion or exchange, the Underlying Common Stock and any securities into or for which such Underlying Common Stock have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Shelf Registration Statement covering it,
         (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) under the Securities Act were it not held by an "affiliate" (as defined in Rule 144 under the Securities Act or any successor rule thereof) of any of the Companies and (iii) its sale to the public pursuant to Rule 144, and (B) as a result of the event or circumstance described in any of the foregoing clauses (i) through
         (iii), the legends with respect to transfer restrictions required under the Indenture are removed or removable in accordance with the terms of the Indenture or such legend, as the case may be.

                  2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

                  (a) The Companies shall (i) furnish to the Initial Purchasers any Shelf Registration Statement and each amendment thereof and the related prospectus, and each amendment or supplement thereto and the Companies shall use all commercially reasonable efforts to reflect in the Shelf Registration Statement, when so filed with the Commission, such comments as the Initial

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

Purchasers reasonably may propose within a reasonable period of time and (ii) as required under the Securities Act, include information from the Notice and Questionnaire regarding the Notice Holders who propose to sell Registrable Securities, and the methods of distribution they have elected for their Registrable Securities, pursuant to the Shelf Registration Statement as selling securityholders.

                  (b) The Companies, as promptly as reasonably practicable (but in any event within two Business Days), shall give written notice to the Initial Purchasers and the Holders (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus related to any Shelf Registration Statement until the requisite changes have been made):

                  (i) when any Shelf Registration Statement or any amendment thereto or any prospectus or any prospectus supplement included therein has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or any order preventing or suspending the use of any prospectus included therein or the initiation or threat of any proceedings for that purpose;

                  (iv) of the receipt by the Companies or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the Companies to make changes in the Shelf Registration Statement or the prospectus so that, as of such date, neither the Shelf Registration Statement nor the related prospectus contains an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the related prospectus, in light of the circumstances under which they were made) not misleading.

                  (c) The Companies shall use its reasonable best efforts to obtain the withdrawal, within the time period set forth in Section 1(b), of (i) any order suspending the effectiveness of the Shelf Registration Statement, (ii) any order preventing or suspending the use of a prospectus or (iii) the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for offer or sale in any jurisdiction.

                  (d) The Companies shall furnish to the Initial Purchasers and each Holder of Registrable Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if such Holder requests, all exhibits thereto (including those, if any, incorporated by reference).

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

                  (e) The Companies shall, during the Effectiveness Period, deliver to the Initial Purchasers and to each Holder of Registrable Securities included within the coverage of the Shelf Registration (including any sales or placement agent acting on their behalf), without charge, as many copies of the prospectus (including each preliminary prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Companies consent, subject to the provisions of this Agreement, to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of the Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (f) Prior to any public offering of the Registrable Securities pursuant to any Shelf Registration Statement the Companies shall register or qualify or cooperate with the Holders of the Registrable Securities included therein and their respective counsel in connection with the registration or qualification (or exemption from qualification) of the Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Holder of Registrable Securities reasonably requests in writing, shall maintain such qualification in effect so long as Registrable Securities are outstanding and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that none of the Companies shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in excess of a nominal amount in any jurisdiction where it is not then so subject.

                  (g) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(b) above, the Companies shall promptly prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related prospectus or file with the Commission any such other required document, as the case may be, so that, as thereafter delivered to Holders or purchasers of Registrable Securities, the Shelf Registration Statement and the related prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the related prospectus, in light of the circumstances under which they were made) not misleading. If the Companies notify the Initial Purchasers and the Holders of Registrable Securities in accordance with paragraphs (ii) through (v) of Section 2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers and the Holders of Registrable Securities shall suspend use of such prospectus (such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended being a "Deferral Period"), and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(a) above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers and the Holders of Registrable Securities shall have received such amended or supplemented prospectus pursuant to this Section 2(g). The Companies will use their reasonable best efforts to ensure that the use of the prospectus related to an effective Shelf Registration Statement may be resumed as promptly as is practicable. The Companies shall be entitled to exercise their right under this Section 2(g) to suspend the availability of the Shelf Registration Statement or any related prospectus, without incurring or

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accruing any obligation to pay Liquidated Damages pursuant to Section 5(a), for one or more periods not to exceed 30 days (or 60 days if a previously undisclosed proposed or pending material business transaction would be required to be disclosed in the Shelf Registration Statement and the prospectus contained therein) in any 3-month period and not to exceed, in the aggregate, 90 days in any 12-month period.

                  (h) Prior to the effective date of the Initial Shelf Registration Statement, the Companies will provide (i) the Holders a CUSIP number for the Registrable Securities and (ii) the Trustee with global certificates for the Securities in a form eligible for deposit with The Depository Trust Company.

                  (i) The Companies shall prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for the applicable period specified in Section 1(a) and shall cause the related prospectus to be supplemented by any required prospectus supplement to be filed pursuant to Rule 424 under the Securities Act (or any similar provisions then in force).

                  (j) The Companies will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration Statement and will make generally available to its securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement or each post-effective amendment to any Shelf Registration, which statement shall cover such 12-month period.

                  (k) The Companies shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, not later than the effective date of the Initial Shelf Registration Statement containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Companies shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (l) The Companies may require each Holder of Registrable Securities to be sold pursuant to a Shelf Registration Statement to furnish to the Companies such information regarding such Holder and the distribution of the Registrable Securities that may from time to time be required by the Securities Act for inclusion in a Shelf Registration Statement, and the Companies may exclude from such registration the Registrable Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (m) The Companies shall enter into such customary agreements and take all such other action as any Holder shall reasonably request in order to facilitate the disposition of the Registrable Securities pursuant to any Shelf Registration Statement.

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

                  (n) The Companies shall (i) make available, at reasonable times and in a reasonable manner, for inspection by the Notice Holders, any underwriter participating in any disposition pursuant to a Shelf Registration Statement and any attorney, accountant or other agent retained by the Notice Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Companies and (ii) cause the officers, directors, employees, accountants, attorneys and auditors of the Companies to supply all relevant information reasonably requested by the Notice Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement prior to its effectiveness, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that (i) the foregoing inspection and information gathering shall be coordinated on behalf of the Notice Holders and other parties, by one counsel designated by and on behalf of the Majority Holders and (ii) the Companies shall have no obligation to provide any information to any person that has not entered into an agreement in form reasonably satisfactory to the Company, providing that such person shall keep such information confidential and use such information only for due diligence purposes in connection with the Registration Statement.

                  (o) The Companies will use their reasonable best efforts to cooperate and assist in, and provide such information as is required for, any filings required to be made with the National Association of Securities Dealers, Inc.

                  (p) The Companies shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby.

                  (q) The Companies shall as promptly as practicable (if reasonably requested by any Notice Holder), incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as such Notice Holder shall determine to be required to be included therein and make any required filings of such prospectus supplement or such post-effective amendment; provided that the Companies shall not be required to take any actions under this Section 2(q) that are not, in the reasonable opinion of counsel for the Companies, required by applicable law or regulation.

                  (r) The Companies shall cause the Underlying Common Stock to be reserved for issuance on the New York Stock Exchange.

                  3. Registration Expenses.

                  (a) All expenses incident to the Companies' performance of and compliance with this Agreement will be borne by the Companies, regardless of whether a Shelf Registration Statement is ever filed or becomes effective, including without limitation:

                  (i) all registration and filing fees and expenses;

                  (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

                  (iii) all expenses of printing, messenger and delivery services and telephone;

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

                  (iv) all fees and disbursements of counsel for the Companies;

                  (v) all application and filing fees in connection with listing the Underlying Common Stock on the New York Stock Exchange; and

                  (vi) all fees and disbursements of independent certified public accountants of the Companies.

                  (b) The Companies will bear their internal expenses (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Companies.

                  (c) In connection with any Shelf Registration Statement required by this Agreement, the Companies will bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel, which shall initially be Sidley Austin Brown & Wood LLP, but which may, with the written consent of the Initial Purchasers (which consent shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Companies.

                  4. Indemnification.

                  (a) The Companies, jointly and severally, agree to indemnify and hold harmless (i) the Initial Purchasers, (ii) each other Holder, (iii) each person, if any, who controls (within the meaning of Section 15 or Section 20 of the Exchange Act) the Initial Purchasers or such Holder, (iv) the respective officers, directors, employees, partners, representatives and agents of the persons referred to in clause (i), (ii) or (iii) (any person referred to in clause (i), (ii), (iii) or (iv) is collectively referred to for purposes of this
Section 4 as a "Holder Indemnified Party") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Registrable Securities) to which each Holder Indemnified Party may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, other federal, state or local law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Companies shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon and in conformity with written information pertaining to a Holder and furnished to the Companies by or on behalf of such Holder specifically for inclusion therein and (ii) the

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Companies shall not be liable to any Holder Indemnified Party with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration to the extent that any such loss, claim, damage or liability of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus relating to such Shelf Registration Statement in any case where such delivery is required by the Securities Act.

                  (b) Each Holder of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Companies and their respective officers, directors, employees, representatives and agents and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 or Section 20 of the Exchange Act (collectively referred to for purposes of this Section 4 as the "Company Indemnified Party") from and against any losses, claims, damages or liabilities, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Shelf Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Party for any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company Indemnified Party.

                  (c) Promptly after receipt by an indemnified party under this
Section 4 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party under paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof: (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties or (ii) if the allocation provided for in the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Companies on the one hand or a Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding any other provision of this Section 4(d), the Holders of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Registrable Securities pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), each person, if any, who controls such Holder Indemnified Party within the meaning of Section 15 or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder Indemnified Party and each person, if any, who controls the Companies within the meaning of
Section 15 or Section 20 of the Exchange Act shall have the same rights to contribution as the Companies.

                  (e) The agreements contained in this Section 4 shall survive the sale of the Registrable Securities pursuant to a Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  5. Liquidated Damages Under Certain Circumstances.

                  (a) The Companies and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Companies fail to fulfill their obligations herein. Accordingly, liquidated damages (the "Liquidated Damages") with respect to the Registrable Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "Registration Default"):

                  (i) the Initial Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the Filing Deadline;

                  (ii) the Initial Shelf Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the Effectiveness Deadline Date;

                  (iii) the Companies have failed to perform their obligations set forth in Section 1(d) within the time period required therein; or

                  (iv) any Shelf Registration Statement required by this Agreement has been declared effective by the Commission but (A) such Shelf Registration Statement ceases to be effective (without being succeeded immediately by an additional Shelf-Registration Statement filed and declared effective) or (B) the Shelf Registration Statement and the related prospectus ceases to be useable in connection with resales of Registrable Securities during periods specified herein (other than during a Deferral Period) and the Companies do not cure the default and make the Shelf Registration Statement and the prospectus useable within ten Business Days or, if applicable, the Companies do not terminate the Deferral Period within the time provided for in the last sentence of Section 2(h).

                  Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Companies or pursuant to operation of law or as a result of any action or inaction by the Commission.

                  (b) Liquidated Damages shall accrue on the Registrable Securities over and above the interest set forth in the title of the Registrable Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum (the "Liquidated Damages Rate") of the aggregate principal amount of the Securities that are Registrable Securities. In the case of Securities that have been converted into or exchanged for Underlying Common Stock, during the occurrence of a Registration Default, Liquidated Damages shall not be paid to the Holders, but upon conversion such Holder shall receive the numbers of shares of Underlying Common Stock equal to the product of (i) the shares that such Holder would have received based upon the Applicable Conversion Rate absent a Registration Default and (ii) 1.03. In the case of Securities that have been converted into or exchanged for Underlying Common Stock, prior to the occurrence of a Registration Default, such Holder shall not be entitled to Liquidated Damages or additional shares of Underlying Common Stock. In the case of Liquidated Damages accruing solely as a result of a Registration Default of the type described in Section 5(a)(iii), such Liquidated Damages shall be paid only to the Notice Holders that caused the Companies to incur the obligations set forth in Section 1(d) the non-performance of which is the basis of such Registration Default. Any Liquidated Damages accrued with respect to any principal amount of Securities called for redemption on a redemption date or converted into Underlying Common Stock on a conversion date prior to the interest payment date with respect to such Securities under the Indenture, shall, in any such event, be paid instead to the Holder who submitted such Securities for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion). Notwithstanding the foregoing, no Liquidated Damages shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) the expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults. Following the cure of all Registration Defaults requiring the payment by the Companies of Liquidated Damages to the Holders of Registrable Securities pursuant to this Section 5, the accrual of Liquidated Damages will cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Liquidated Damages by the Companies).

                  (c) The Trustee shall be entitled, on behalf of Holders of Registrable Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Liquidated Damages.

                  (d) All of the Companies' obligations set forth in this
Section 5 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full.

                  (e) The parties hereto agree that the Liquidated Damages provided for in this Section 5 constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

                  (f) Any amounts of Liquidated Damages due pursuant to Section 5(a) will be payable in cash on the regular interest payment dates with respect to the Registrable Securities. The amount of Liquidated Damages will be determined by multiplying the applicable Liquidated Damages Rate by the principal amount of the Registrable Securities or the Applicable Conversion Price of the Registrable Securities, as applicable, and further multiplied by a fraction, the numerator of which is the number of days such Liquidated Damages Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360. The Registrable Securities entitled to payment of Liquidated Damages shall be determined as of the Business Day immediately preceding the next regular interest payment date with respect to the Registrable Securities.

                  6. Rules 144 and 144A. The Companies shall use their reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner. If at any time the Companies are not required to file such reports, they will, upon the request of any Holder or beneficial owner of Registrable Securities, make available such other information required by Rule 144(d)(4) under the Securities Act necessary to permit sales of their securities pursuant to Rule 144A. The Companies covenant that they will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Companies will provide a copy of this Agreement to prospective purchasers of Securities identified to the Companies by the Initial Purchasers upon request. Upon the request of any Holder of Securities, the Companies shall deliver to such Holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Companies to register any of its securities pursuant to the Exchange Act.

                  7. Underwritten Registrations.

                  (a) If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Majority Holders whose Registrable Securities are to be included in such offering, provided, however, that such underwriters shall be reasonably satisfactory to the Company and the Companies shall not be responsible for or pay for any of the fees, expenses and commissions provided to such underwriters.

                  (b) No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  8. Miscellaneous.

                  (a) Holders Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to any Shelf Registration Statement or to receive a prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 1(d) hereof and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the prospectus delivered by such Holder in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading.

                  (b) Remedies. The Companies acknowledge and agree that any failure by the Companies to comply with its obligations under Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Companies' obligations under Sections 1 and 2 hereof. The Companies further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (c) No Inconsistent Agreements. The Companies will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Each of the Companies represent and warrant that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of any of the Companies under any agreement in effect on the date hereof.

                  (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Companies and the written consent of the Majority Holders affected by such amendment, modification, supplement, waiver or consents, provided, however, with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers, the Companies shall obtain the written consent of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of the Registrable Securities being sold rather than registered under such Shelf Registration Statement or owned.

                  (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier that guarantees overnight delivery:

                  (1) if to a Holder of the Registrable Securities, at the most current address of such Holder maintained by the registrar under the Indenture or the Company's registrar and transfer agent of the Common Stock or, in the case of a Notice Holder, the address set forth in such Holder's Notice and Questionnaire;

                  (2) if to the Initial Purchasers:

                           Wachovia Capital Markets, LLC
                           53 Forest Avenue
                           Old Greenwich, CT 06870
                           Fax No.: (203) 698-2368
                           Attention: Martin Alvarez

                  with a copy to:

                           Sidley Austin Brown & Wood LLP
                           555 California Street
                           San Francisco, CA 94104
                           Fax No.:  415-397-4621
                           Attention:  Eric S. Haueter

                  (3) if to the Companies, at the address as follows:

                           Actuant Corporation
                           6100 North Baker Road
                           Milwaukee, WI 53209
                           Fax No.:  (414) 247-5550
                           Attention:  Andrew G. Lampereur

                  with a copy to:

                           McDermott, Will & Emery
                           227 West Monroe
                           Suite 300
                           Chicago, IL 60606-5096
                           Fax No.:  312-984-3408
                           Attention:  Helen R. Friedli, P.C.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  (f) Third-Party Beneficiaries. The Holders shall be third-party beneficiaries to the agreements made hereunder between the Companies, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

                  (g) Successors and Assigns. This Agreement shall be binding upon the Companies and its successors and assigns.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (l) Securities Held by the Companies. Whenever the consent or approval of Holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by the Companies or their affiliates (as such term is defined in Rule 405 under the Securities
Act), other than subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Registrable Securities, shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Initial Purchasers a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Companies in accordance with its terms.


                                            Very truly yours,


                                            ACTUANT CORPORATION


                                              By _______________________________
                                                  Name:
                                                  Title:


                                              ACTUANT INVESTMENTS, INC.


                                              By _______________________________
                                                  Name:
                                                  Title:


                                              APPLIED POWER INVESTMENTS II, INC.


                                              By _______________________________
                                                  Name:
                                                  Title:


                                              CALTERM TAIWAN, INC.


                                              By _______________________________
                                                  Name:
                                                  Title:


                                              COLUMBUS MANUFACTURING, LLC


                                              By _______________________________
                                                  Name:
                                                  Title:

                                              ENGINEERED SOLUTIONS L.P.


                                              By _______________________________
                                                  Name:
                                                  Title:


                                              GB TOOLS AND SUPPLIES, INC.


                                              By _______________________________
                                                  Name:
                                                  Title:


                                              NEW ENGLAND CONTROLS, INC.


                                              By _______________________________
                                                  Name:
                                                  Title:


                                              NIELSEN HARDWARE CORPORATION


                                              By _______________________________
                                                  Name:
                                                  Title:


                                              VERSA TECHNOLOGIES, INC.


                                              By _______________________________
                                                  Name:
                                                  Title:


                                              VT HOLDINGS II, INC.


                                              By _______________________________
                                                  Name:
                                                  Title:

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.

WACHOVIA CAPITAL MARKETS, LLC

By ___________________________
     Name:
     Title:

                                                                      SCHEDULE A
                                                                      ----------

                                   Guarantors
                                   ----------

ACTUANT INVESTMENTS, INC.
APPLIED POWER INVESTMENTS II, INC.
CALTERM TAIWAN, INC.
COLUMBUS MANUFACTURING, LLC
ENGINEERED SOLUTIONS L.P.
GB TOOLS AND SUPPLIES, INC.
NEW ENGLAND CONTROLS, INC.
NIELSEN HARDWARE CORPORATION
VERSA TECHNOLOGIES, INC.
VT HOLDINGS II, INC.

To include each such subsidiary of the Company that becomes a Guarantor after the date hereof pursuant to the terms of the Indenture.